Accounts Receivable, net (Tables)	12 Months Ended
Dec. 31, 2014
Accounts Receivable, net
Schedule of allowance for doubtful accounts

	As of December 31,	As of December 31,	As of December 31,
	2012	2013	2014
	RMB	RMB	RMB
Balance at beginning of the year	32,591	189,971	280,987
Allowance made during the year	200,446	125,691	71,104
Recoveries	(13,316)	(34,675)	(55,721)
Amount written off against the allowance	(29,750)	—	(20,844)
Balance at end of the year	189,971	280,987	275,526